SCHEDULE 14A
                             (Rule 14a-101)

                 INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
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Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                           RCS HOLDINGS, INC.
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            (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
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        (1)   Title of each class of securities to which the transaction
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        (3)   Per unit price or other underlying value of transaction
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
                           RCS HOLDINGS, INC.
                          8136 South Grant Way
                       Littleton, Colorado  80122

                NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                     To be held on November 1, 2001

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of RCS Holdings, Inc. (f/k/a Winco Petroleum Corporation), a Colorado corporation (the "Company"), will be held in the Board Room of Dorsey & Whitney LLP, 370 Seventeenth Street, 47th Floor, Denver, Colorado 80202 on November 1, 2001 at 10:00 a.m. Mountain Time, for the purpose of considering and voting upon proposals to:

          (1) elect four directors to serve until the 2002 Annual Meeting of Stockholders or until their successors are elected and qualify;

          (2) adopt Amended and Restated Articles of Incorporation of the Company to, among other things, authorize 5,000,000 shares of Preferred Stock, create staggered terms for the Company's Board of Directors, and increase the number of shares of Common Stock that are authorized to be issued from 30,000,000 to 200,000,000;

          (3)  adopt the 2001 Stock Option Plan; and

          (4) appoint BDO Seidman, LLP as the Company's independent auditors.

     Only stockholders of record at the close of business on September 27, 2001, are entitled to notice of and to vote at the Meeting and at any adjournment thereof.

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. All stockholders are cordially invited to attend the Meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ MICHAEL G. ST. JOHN

                              MICHAEL G. ST. JOHN, PRESIDENT

Denver, Colorado
October 1, 2001

                           RCS HOLDINGS, INC.
                          8136 South Grant Way
                       Littleton, Colorado  80122

                             PROXY STATEMENT
                     SPECIAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON NOVEMBER 1, 2001

     This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors of RCS Holdings, Inc. (f/ka Winco Petroleum Corporation), a Colorado corporation (the "Company"), to be used at a Special Meeting of Stockholders (the "Meeting") to be held in the Board Room of Dorsey & Whitney LLP, 370 Seventeenth Street, 47th Floor, Denver, Colorado 80202, on November 1, 2001, at 10:00 a.m. Mountain Time, and at any adjournment(s) thereof.

     This Proxy Statement and the accompanying Proxy will be mailed to the Company's stockholders on or about October 1, 2001.

     Any person signing and mailing the enclosed Proxy may revoke it at any time before it is voted by: (i) giving written notice of the revocation to the Company's corporate secretary; (ii) voting in person at the Meeting; or
(iii) voting again by submitting a new proxy card. Only the latest dated proxy card, including one which a person may vote in person at the Meeting, will count. If not revoked, the Proxy will be voted at the Meeting in accordance with the instructions indicated on the Proxy by the Stockholder, or, if no instructions are indicated, will be voted FOR the slate of directors described therein, FOR the adoption of the Amended and Restated Articles of Incorporation of the Company, FOR approval of the 2001 Stock Option Plan and FOR the appointment of BDO Seidman, LLP as the Company's independent auditors.

                            VOTING SECURITIES

     Voting rights are vested in the holders of the Company's no par value common stock ("Common Stock"), with each share entitled to one vote. Cumulative voting in the election of directors is not permitted. Only stockholders of record at the close of business on September 27, 2001, are entitled to notice of and to vote at the Meeting or any adjournments thereof. On September 10, 2001 the Company had 13,717,768 shares of Common Stock outstanding.

                               BACKGROUND

     Effective July 31, 2001, the shareholders of Business Products, Inc. (d/b/a Rush Creek Solutions, Inc.) gained control of Winco Petroleum Corporation (the "Company") pursuant to a reverse merger resulting from a Merger Agreement dated August 19, 2000, and amended June 1, 2001 ("Merger Agreement"). The Merger Agreement was between the Company, its wholly owned subsidiary, Winco Merger Corporation ("WincoMerger"), Winco Spin-off Corporation ("Wincospin") and Business Products, Inc. Pursuant to the Merger Agreement, the Company transferred all of its assets, liabilities and other obligations to Wincospin in consideration for the shares of common stock of Wincospin, which were distributed to the Company's shareholders before the merger. Thereafter, Business Products, Inc. was merged with and into WincoMerger. As a result of the merger, the shareholders of Business Products, Inc. now own 92.5% of the Common Stock.

     In accordance with the terms of the Merger Agreement, all of the Company's officers and directors resigned and were replaced by Michael G. St. John, the new President, Chief Executive Officer and sole Director of the Company.

     The merger of Business Products, Inc. with and into the Company's subsidiary WincoMerger resulted in the operations of Business Products, Inc. becoming the principal operations of the Company. Because of this, the Company has adopted the April 30 fiscal year end of Business Products, Inc., effective as of July 31, 2001.

     On September 6, 2001 the name of WincoMerger was changed to Rush Creek Solutions, Inc.

                     ACTIONS TO BE TAKEN AT MEETING

     The Meeting has been called by the directors of the Company (the "Directors") to consider and act upon the following matters:

          (1) elect four directors to serve until the 2002 Annual Meeting of Stockholders or until their successors are elected and qualify;

          (2) adopt Amended and Restated Articles of Incorporation of the Company to, among other things, authorize 500,000 shares of preferred stock, create staggered terms for the Company's Board of Directors, and increase the number of shares of Common Stock that are authorized to be issued from 30,000,000 to 200,000,000;

          (3)  adopt the 2001 Stock Option Plan; and

          (4) appoint BDO Seidman, LLP as the Company's independent auditors.

     The holders of a majority of the combined outstanding shares of Common Stock present at the Meeting in person or represented by proxy shall constitute a quorum. If a quorum is present, Directors are elected by a plurality of the vote, i.e., the candidates receiving the highest number of votes cast in favor of their election will be elected to the Board of Directors. As to the proposal to adopt the Amended and Restated Articles of Incorporation of the Company, the affirmative vote of a majority of the combined outstanding shares of Common Stock must be received for the proposal to be approved. As to all other actions voted on at the Meeting, if a quorum is present, the affirmative vote of a majority of the shares represented in person or by proxy at the Meeting and entitled to vote on the subject matter shall be the act of the stockholders. Where brokers have not received any instruction from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on nonroutine matters. The absence of votes on nonroutine matters are "broker nonvotes." Abstentions and broker nonvotes will be counted as present for purposes of establishing a quorum, but will have no effect on the election of Directors. Abstentions and broker nonvotes on proposals other than the election of Directors, if any, will be counted as present for purposes of the other proposals and will count as votes against all other proposals.

                           PROPOSAL NUMBER ONE

                          ELECTION OF DIRECTORS

     The number of Directors on the Company's Board of Directors has been established by resolution of the Board of Directors as four Directors. The terms of all of the current Directors expire at the Meeting.

     The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the four nominees for Director named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Michael G. St. John, David A. Zeleniak, William Dews and Scott Swenson will hold office until the annual meeting of stockholders to be held in 2002, until their successors are duly elected or appointed or until their earlier death, resignation or removal. The nominees for Director, each of whom has consented to serve if elected, are as follows:



                     DIRECTOR      PRINCIPAL OCCUPATION FOR LAST
NAME OF NOMINEE       SINCE   AGE           FIVE YEARS
---------------       -----   ---  -----------------------------

Michael G. St. John  August   42   Michael G. St. John has served as
                      2001         President and Chief Executive Officer
                                   of the Company since August 2001 and of
                                   Business Products, Inc. since 1989.  He
                                   also served as Business Products,
                                   Inc.'s sole director.  Mr. St. John
                                   originally joined Business Products in
                                   1984 as a sales representative after
                                   completing his Master's of Business
                                   Administration degree, with an emphasis
                                   in marketing and finance, in 1983, at
                                   the University of Colorado and after
                                   previously completing his Bachelor's
                                   degree at the University of Denver
                                   School of Business, in 1981.

David A. Zeleniak    ---      43   It is anticipated that David A.
                                   Zeleniak will be appointed as our Chief
                                   Operating Officer after the Meeting.
                                   Mr. Zeleniak joined Business Products,
                                   Inc. in October of 2000.  From March
                                   1993 to February 1997, Mr. Zeleniak was
                                   the Chief Financial Officer for Ross
                                   Technology, Inc., a microprocessor
                                   design and manufacturing company.  In
                                   July 1997, he joined Comprehensive
                                   Software Systems, Inc., a front-to-back
                                   office software developer serving the
                                   financial services

                     DIRECTOR      PRINCIPAL OCCUPATION FOR LAST
NAME OF NOMINEE       SINCE   AGE           FIVE YEARS
---------------       -----   ---  -----------------------------
                                   industry, as its Chief Administrative
                                   Officer and served in that position
                                   until joining Business Products, Inc.
                                   Mr. Zeleniak received undergraduate
                                   degrees in Accounting, Finance and
                                   Economics from Penn State University in
                                   1979, and a Masters of Business
                                   Administration from the University of
                                   Cincinnati in 1980.

William Dews         ---      64   Since 1998, William Dews has operated
                                   CeBourn, Ltd., a private investment
                                   bank chartered to focus on mergers and
                                   acquisitions that also provides
                                   merchant banking services to assist
                                   clients in achieving financial
                                   objectives.  From 1992 to 1997, Mr.
                                   Dews held a principal position with
                                   Dick &. Associates, Inc., an investment
                                   bank located in Denver, Colorado.  Mr.
                                   Dews received a B.S. degree in Maritime
                                   Engineering from the California
                                   Maritime Academy.

Scott Swenson        ---      46   Scott Swenson was a partner at
                                   Rothgerber, Johnson and Lyons, LLP a
                                   Denver law firm, from 1987 to February
                                   1996.  From February 1996 to February
                                   1997, Mr. Swenson was "of counsel" to
                                   Dufford and Brown, a Denver-area law
                                   firm.  In February 1997, Mr. Swenson
                                   left Dufford and Brown to found
                                   Enhanced Video, Voice & Data Systems,
                                   Inc. ("E3SI"), a telecommunications
                                   consulting group.  Mr. Swenson served
                                   as general counsel and Secretary of
                                   E3SI until June 2000.  From June 2000
                                   to October 2000, Mr. Swenson was
                                   Chairman of gForce Ventures, Inc., a
                                   start-up business incubator.  From
                                   October 2000 to the present, Mr.
                                   Swenson has focused his efforts on
                                   acquiring and managing Concorde Express
                                   Messenger Services, Inc., an on-demand
                                   parcel and document delivery service.

     The Company's Board of Directors held two meetings during the Company's fiscal year ending September 30, 2000. Such meetings consisted of a regular annual meeting and a special meeting.

     The Board of Directors anticipates appointing an Audit Committee in the near future. The function of the Audit Committee will be to represent the Board of Directors in discharging its responsibilities relating to the accounting, reporting and financial control practices of the Company and its subsidiaries. The Audit Committee will annually review the qualifications and objectivity of the Company's independent auditors, the Company's accounting policies and reporting practices, the Company's contracts and internal auditing and internal controls, compliance with the Company's policies regarding business conduct and other matters as deemed appropriate. The Audit Committee will also be empowered to conduct its own investigations into issues related to the aforementioned responsibilities and to retain independent counsel or outside experts for such purposes. It is anticipated that William Dews and Scott Swenson will be appointed to the Audit Committee. The Board of Directors has no standing nominating or compensation committees or committees performing similar functions.

     Other than Michael G. St. John being appointed a director as a result of the Merger Agreement, there is no arrangement or understanding between any Director and any other person pursuant to which any person was selected as a Director.

     Directors of the Company were reimbursed for reasonable out of pocket expenses incurred related to Board duties assigned in connection with attending Board and Stockholder's meetings. Otherwise, Directors of the Company received no compensation for their services as directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED ABOVE.

                           EXECUTIVE OFFICERS

     The executive officer of the Company is Michael G. St. John, information pertaining to whom is set forth under "Election of Directors" above. It is anticipated that David A. Zeleniak, information pertaining to whom is set forth under "Election of Directors" above, K.K. Ciruli, Calvin
D. Jacobsen, Kevin Dooley and Kent Anderson, information pertaining to whom is set forth below, will be appointed after the Meeting. The executive officers of the Company are elected annually at the first meeting of the Board of Directors held after each annual meeting of stockholders. Each executive officer will hold office until his or her successor duly is elected and qualified, until his or her death or resignation or until he or she shall be removed in the manner provided by the Company's Bylaws. The officers' positions with the Company, the period during which they have served as an executive officer of the Company, their age and their biographies are as follows:

NAME OF              OFFICER       PRINCIPAL OCCUPATION FOR LAST
EXECUTIVE OFFICER     SINCE   AGE           FIVE YEARS
-----------------     -----   ---  -----------------------------

K.K. Ciruli          August   53   It is anticipated that K.K. Ciruli will
                      2001         be appointed as our Vice President of
                                   Finance and Secretary after the
                                   Meeting.  Ms. Ciruli joined Business
                                   Products, Inc. as Director of Finance
                                   and Administration in November of 1999.
                                   From October of 1997 to November of
                                   1999, Ms. Ciruli held the position of
                                   Senior Tax Manager at BDO Seidman, LP,
                                   an international accounting firm.
                                   Prior to joining BDO Seidman, Ms.

NAME OF              OFFICER       PRINCIPAL OCCUPATION FOR LAST
EXECUTIVE OFFICER     SINCE   AGE           FIVE YEARS
-----------------     -----   ---  -----------------------------
                                   Ciruli was the principal of a sole
                                   proprietorship accounting firm, K.K.
                                   Ciruli, C.P.A., specializing in tax
                                   preparation and consulting services for
                                   high-wealth individuals and small
                                   businesses from October 1978 to October
                                   1997.  Ms. Ciruli received a B.S.
                                   degree in Business Administration from
                                   the University of Colorado.

Calvin "Doug"        August   46   It is anticipated that Calvin "Doug".
Jacobsen              2001         Jacobsen will be appointed as our Vice
                                   President of Business Development after
                                   the Meeting.  Mr. Jacobsen joined
                                   Business Products, Inc. in 1991 as a
                                   network engineer.  Subsequently, he
                                   held positions as project manager and
                                   manager of engineering services for
                                   Business Products, Inc.  In 1998 he
                                   became Vice President of Engineering
                                   Services for Business Products, Inc.
                                   Prior to joining Business Products,
                                   Inc., he spent 10 years with Edgewater
                                   Office Products in various technically-
                                   oriented positions.

Kevin Dooley         August   41   It is anticipated that Kevin Dooley
                      2001         will be appointed as our Vice President
                                   of Strategic Markets and Communication
                                   after the Meeting.  Mr. Dooley joined
                                   Business Products, Inc. as Vice
                                   President of Sales in December of 1998
                                   and assumed the position of Vice
                                   President of Strategic Markets and
                                   Communication in May of 2000.  From May
                                   of 1988 to December of 1998, Mr. Dooley
                                   worked for Compaq Computer Corporation
                                   in various sales, marketing and
                                   operations management position.  Mr.
                                   Dooley received a B.B.A. degree in
                                   Finance from Stephen F. Austin State
                                   University in 1982.

Kent Anderson        August   46   It is anticipated that Kent Anderson
                      2001         will be appointed as our Vice President
                                   of National Field Operations and
                                   Staffing after the Meeting.  From June
                                   of 1988 to August 1998, Mr. Anderson
                                   served as Division Manager of Sales
                                   Recruiting for Career, Ltd., an
                                   executive search firm.  In August of
                                   1998, he joined Business Products, Inc.
                                   as Director of Staffing and assumed the
                                   position of Vice President in 1999.

     There is no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors and persons who own more than 10% of the outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission ("SEC"). Directors, officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during and for the Company's fiscal year ended September 30, 2000, there were no Directors, officers or more than 10% stockholders of the Company who failed to timely file a Form 3, Form 4 or Form 5.

                         EXECUTIVE COMPENSATION

     The following table provides certain information pertaining to the compensation paid by the Company and its subsidiaries during the Company's last three fiscal years for services rendered by Cecil O'Brate, the Chairman of the Board and the President of the Company prior to August 2001.

                                           ANNUAL COMPENSATION                LONG-TERM
                                           -------------------            COMPENSATION AWARDS
                                                                          -------------------
                                                             OTHER
                         PERIOD                              ANNUAL      SECURITIES   ALL OTHER
NAME AND                 ENDED                               COMPEN-     UNDERLYING    COMPEN-
PRINCIPAL POSITION    SEPTEMBER 30,  SALARY ($)  BONUS($)   SATION ($)   OPTIONS (#)  SATION($)
------------------    -------------  ----------  --------   ----------   -----------  ---------
Cecil O'Brate           2000             (1)       ---         ---            ---         ---
  President and         1999           2,000       ---         ---            ---         ---
  Chief Executive       1998           1,850       ---         ---            ---         ---
  Officer until
  June 25, 2001

_______________

(1) Due to the change in ownership, this figure is not known.



                   OPTION GRANTS TO EXECUTIVE OFFICERS

     There were no option grants to executive officers during the last completed fiscal year.

                    COMPENSATION COMMITTEE INTERLOCKS
                        AND INSIDER PARTICIPATION

     The Company has no compensation committee and no officer or employee or former officer of the Company or any of its subsidiaries during the fiscal year ended September 30, 2000 participated in deliberations with the Company's Board of Directors concerning executive officer compensation.

          BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors determines the compensation of the Company's executive officers. Because of the complete change in the management of the Company on July 31, 2001, it is not known how the compensation for the Company's officer was determined. Compensation paid to executive officers going forward will be based on an analysis of other executive officers in the Denver area, the risks involved with the applicable position, and responsibilities that are anticipated for the officer's tenure with the Company. It is not anticipated that officers' compensation will be related to the performance of the Company.

                       PRINCIPAL STOCKHOLDERS AND
                    SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth as of September 1, 2001, the number of shares of outstanding Common Stock and beneficially owned by each of the Company's current directors and executive officers, sets forth the number of shares of Common Stock beneficially owned by all of the Company's current executive officers and directors as a group, and sets forth the number of shares of Common Stock owned by each person who owned of record, or was known to own beneficially, more than 5% of the outstanding shares of Common Stock:
                                       AMOUNT AND NATURE
NAME AND ADDRESS OF BENEFICIAL OWNER     OF BENEFICIAL       PERCENT OF
   OR NAME OF OFFICER OR DIRECTOR        OWNERSHIP (1)         CLASS
   ------------------------------        -------------         -----

Michael G. St. John (2)                  6,623,745             48.3%

All officers and directors               6,623,745             48.3%
 as a group (1 person)

Anton St. John                           5,642,251(3)          41.1%
7379 West Fairview Drive
Littleton, Colorado  80128

___________________

     (1) Except as indicated below, each person has the sole voting and/or investment power over the shares indicated.

     (2)  Address is 8136 South Grant Way, Littleton, Colorado 80122.

     (3)  Includes 159,455 shares held by the Anton St. John Trust.

                              SAVINGS PLANS

     The Company has one retirement saving plan covering all employees who are over 21 years of age and have completed six months of eligibility service. The plan meets the qualifications of Section 401(k) of the Internal Revenue Code. Under the plans, eligible employees can contribute through payroll deductions up to 15% of their base compensation. The

Company makes a discretionary matching contribution equal to a percentage of the employee's contribution. Officers participate in the plans in the same manner as other employees.

     The Company has a universal whole life plan for its executive officers that vests over a five year period.

     Other than the 2001 Stock Option Plan that is the subject of Proposal Number Three, the Company has no other bonus, profit sharing, pension, retirement, stock purchase or other incentive plans.

                 TRANSACTIONS WITH MANAGEMENT AND OTHERS
                   AND CERTAIN BUSINESS RELATIONSHIPS

REAL ESTATE LEASES

     Prior to May 1, 2000, Business Products, Inc. leased its primary 23,000 square-foot facility in Colorado on a month-to-month oral lease from 8136 S. Grant Way, LLC, a business entity which is 80% owned by Michael G. St. John, from April 1, 1998 to April 30, 2000. Business Products, Inc. and 8136 S. Grant Way, LLC have recently executed a written lease agreement effective as of May 1, 2000. The initial term of the lease runs through April 30, 2002, with an option to extend for an additional two year term. Base monthly rent is $27,875 under the written lease, with additional monthly charges for maintenance and repairs, insurance, taxes and utilities under the lease estimated at an additional $5.10 per square foot on an annualized basis.

ADVANCES AND RECEIVABLES

     As of January 31, 2001, Business Products, Inc. had advance receivables including interest, from Michael G. St. John of $84,178 and from 8136 S. Grant Way, LLC of $5,821. Business Products, Inc. also had a demand note receivable from E3SI, Inc. a company in which Michael G. St. John and Scott Swenson have ownership interests with a balance including interest at January 31, 2001 of $93,737 accruing interest at 8% per annum. Under a consulting arrangement between Business Products, Inc. and E3SI, Business Products, Inc. revenues from E3SI totaled $238,650 in the year ended April 30, 2000 and $29,827 in the nine months ended January 31, 2001, of which $4,145 remained due to Business Products, Inc. on January 31, 2001. In acknowledgement of business leads and training provided to Business Products, Inc. by E3SI, Business Products, Inc. wrote off receivables from E3SI in the amounts of $50,000 in fiscal 1999 and $292,000 in fiscal 1998. No additional write-offs of amounts owed by E3SI have occurred, nor are future write-offs anticipated. E3SI engages primarily in government and sports arena cable and fiber optic franchise consulting. There are no written service agreements between Business Products, Inc. and E3SI.

     In connection with the transfer of substantially all of the investments in equity securities to its President, Michael G. St. John, in April 2000, Business Products, Inc. recorded an advance receivable for the fair value of the investments as of the date of the transfer which was approximately $245,000. In August 2000, Michael G. St. John repaid this advance in full. As of January 31, 2001, Business Products, Inc. has made short term advances of funds totaling $164,600 to Michael G. St. John separate from the investments discussed above.

     As of April 30, 1999, Business Products, Inc. had advances receivable of $135,000 from two officers and a demand note receivable from E3SI, Inc. The $135,000 advanced to the officers at April 30, 1999 was repaid in December 1999 by deducting the advances from the $420,000 in bonus proceeds paid to the officers. Interest is accrued on advances to officers at 8% per annum.

     Business Products, Inc. also has receivables from two entities with common ownership, 8136 S. Grant Way, LLC and E3SI, fees for legal expenses paid on behalf of these entities.

EQUIPMENT ACQUISITIONS AND LEASES

     In February 2000, Business Products, Inc. purchased the Unix computer system and a phone system used in its operations, but previously owed by Michael G. St. John, for $50,000. Business Products, Inc. had formerly leased this equipment from Michael G. St. John under two month-to month leases for approximately $4,500 per month.

                           PROPOSAL NUMBER TWO

      APPROVAL OF THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF
                       INCORPORATION OF THE COMPANY

     The Board of Directors of the Company is recommending the adoption of the Amended and Restated Articles of Incorporation of the Company, attached to this Proxy Statement as EXHIBIT A. The following is a summary of certain significant differences between the proposed Amended and Restated Articles of Incorporation and the Company's current Articles of Incorporation.

INCREASE AUTHORIZED SHARES

     The Board of Directors is proposing that the Company increase the number of authorized shares of its Common Stock from 30,000,000 shares to 200,000,000 shares and to authorize 5,000,000 shares of Preferred Stock for designation and issuance at the discretion of the Board of Directors. The relative rights and limitations of the outstanding Common Stock would remain unchanged. The Common and Preferred Stock do not and would not have preemptive rights and cumulative voting is not and would not be permitted in the election of the Directors.

     The Company's current outstanding Common Stock and Common Stock reserved for issuance under derivative securities is approaching the maximum number of shares of Common Stock authorized for issuance by the Company's Articles of Incorporation. As of September 1, 2001 the Company had approximately 13,717,768 shares of its Common Stock issued, outstanding or reserved for issuance. As of September 1, 2001 there were approximately 16,282,232 shares of the Company's authorized Common Stock available for issuance.

     It is anticipated that the Company will need to issue its Common Stock in both the near and long term future in order to raise capital for various corporate purposes. It is also anticipated that the Company will need to issue substantially more Common Stock than is authorized but not outstanding.

     In addition, if Proposal Number Three is adopted, the Company anticipates that it will need to reserve 3,000,000 shares of Common Stock for issuance under the 2001 Stock Option Plan.

     The proposed increase in the authorized Common Stock and the authorization of Preferred Stock has been recommended by the Board of Directors to assure that an adequate supply of authorized unissued shares is available for the needs stated above, to reserve Common Stock for issuance under the 2001 Stock Option Plan and for other general corporate needs. The additional authorized shares of Common Stock and the authorization of Preferred Stock could also be used for acquiring other businesses. Except as stated herein, there are no definitive plans or arrangements relating to the issuance of any of the additional shares of Common or Preferred Stock, proposed to be authorized. Such shares would be available for issuance without further action by the stockholders, unless required by the Company's Articles of Incorporation or Bylaws or by applicable law.

     The authorization and subsequent issuance of additional shares of Common Stock and Preferred Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock. The actual effect on the holders of Common Stock cannot be ascertained until the shares of Common and Preferred Stock are issued in the future. However, such effects might include dilution of the voting power and reduction of amounts available on liquidation. The authorization and subsequent issuance of Preferred Stock will likely affect holders of Common Stock by giving liquidation, dividend, redemption and other preferences to holders of Preferred Stock.

     The issuance of additional shares of Common Stock by the Company also may potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management. The authorization of the Preferred Stock may be used as an anti-takeover device, the use of which may adversely affect holders of Common Stock. The authorization of Preferred Stock and the increase in authorized shares of Common Stock have not been proposed for an anti-takeover related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock.

BOARD COMPOSITION

     The Board of Directors is proposing that the Company create staggered terms for its Board of Directors. This proposal has been recommended by the Board of Directors because the Board believes that the staggered system helps assure continuity and stability of the Company's business strategies and policies. Moreover, the Board of Directors does not believe that directors who serve three-year terms are any less accountable for short-term results than directors who serve a series of one-year terms. In the event of any unfriendly or unsolicited proposal to take over or restructure the Company, the staggered system would permit the Company time to negotiate with the sponsor, to consider alternative proposals, and to assure that stockholder value is maximized. Vacancies that occur on the Board of Directors will be filled by vote of the standing Board of Directors for the remainder of the full term.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

                          PROPOSAL NUMBER THREE

                  APPROVAL OF THE ADOPTION OF THE 2001
              INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

     SUMMARY. The Company's Board of Directors has adopted the 2001 Stock Option Plan (the "2001 Plan"). A copy of the 2001 Plan is attached to this Proxy Statement as EXHIBIT B. The following is a brief summary of the 2001 Plan, which is qualified in its entirety by reference to Exhibit B.

     Options granted under the 2001 Plan may be either nonstatutory stock options or incentive stock options. The purpose of the 2001 Plan is to (i) provide means by which selected employees, directors and consultants of the Company may be given an opportunity to benefit from an increase in the value of the Common Stock through the grant of options; and (ii) help the Company to retain the services of persons who are its employees, directors or consultants to provide incentives for such persons to exert maximum efforts to the success of the Company.

     AMOUNT OF COMMON STOCK SUBJECT TO OPTIONS UNDER THE 2001 PLAN. The 2001 Plan provides for the grant of stock options covering an aggregate of 3,000,000 shares of Common Stock. The number of shares of Common Stock subject to options is subject to equitable adjustments for any stock dividends, stock splits, reverse stock splits, combinations, recapitalizations, reclassifications or any other similar changes which may be required in order to prevent dilution. Any option which is not exercised prior to expiration or which otherwise terminates will thereafter be available for further grant under the 2001 Plan.

     ADMINISTRATION OF THE 2001 PLAN. The 2001 Plan may be administered by the Board of Directors or by a committee appointed by the Board of Directors consisting of not fewer than two "disinterested" non-employee members of the Board of Directors (the "Committee"). Subject to the conditions set forth in the 2001 Plan, the Board of Directors or the Committee has full and final authority to determine the number of shares to be represented by each option, the individuals to whom and the time or times at which such options shall be granted and be exercisable, their exercise prices and the terms and provisions of the respective agreements to be entered into at the time of grant, which may vary. The 2001 Plan is intended to be flexible and a significant amount of discretion is vested in the Board of Directors or the Committee with respect to all aspects of the options to be granted under the 2001 Plan.

     PARTICIPANTS. Nonstatutory options may be granted under the 2001 Plan to any person who is or who agrees to become an employee, director or consultant of the Company or any of its subsidiaries. Incentive options may be granted only to persons who are employees of the Company or any of its subsidiaries. As of September 1, 2001, the Company and its subsidiaries had approximately 125 employees. Participants will not be required to pay any sums for the granting of options, but may be required to pay the Company for extending the options.

     The following table sets forth the amounts of options that the Board of Directors has committed to issue in the event that the 2001 Plan is approved. It is anticipated that additional options will be issued, but such issuances are not determinable at this time.

-------------------------------------------------------------------------
                                            DOLLAR            NUMBER OF
NAME AND POSITION                          VALUE ($)           OPTIONS
-------------------------------------------------------------------------
Michael G. St. John                           ---0                ---
  President and Chief Executive Officer
-------------------------------------------------------------------------
Executive Group (assuming the persons    51,000 (1)            1,020,000
listed in "Executive Officers are
appointed)
-------------------------------------------------------------------------
Non-Executive Director Group              ---(1)(2)               (2)
-------------------------------------------------------------------------
Non-Executive Employee Group             25,320 (1)              506,400
-------------------------------------------------------------------------
_________________________
    (1) This figure was determined using an estimated market value per share of $0.05 per share.
    (2)   Figure not known at this time.

     EXERCISE Price. The exercise price of each nonstatutory option granted under the 2001 Plan will be determined by the Board of Directors or the Committee. The exercise price of each incentive option granted under the 2001 Plan will be determined by the Board of Directors or the Committee and will in no event be less than 100% (110% in the case of a person who owns directly or indirectly more than 10% of the Company's outstanding Common Stock) of the fair market value of the shares on the date of grant. The payment of the exercise price of an option may be made in cash or shares of Common Stock, as more fully described under "Consideration and Method of Payment" and "Exercise of Option" in the 2001 Plan. Fair market value will be determined by the Board of Directors or the Committee in accordance with the 2001 Plan and such determination shall be binding upon the Company and upon the holder. The closing price of the Common Stock on September 1, 2001 was $0.015 per share.

     TERMS OF OPTIONS. Options may be granted for a term of up to 10 years (five years in the case of incentive options granted to a person who owns directly or indirectly more than 10% of the Company's outstanding Common Stock), which may extend beyond the term of the 2001 Plan.

     EXERCISE OF OPTIONS. The terms governing the exercise of options granted under the 2001 Plan will be determined by the Board of Directors or the Committee, which may limit the number of options exercisable in any period. Payment of the exercise price upon exercise of an option may be made in any combination of cash and shares of Common Stock. Where payments are made with shares of Common Stock, such shares shall have been owned for at least six months prior to the exercise and such Common Stock will be valued for such purpose at the fair market value of such shares on the date of exercise.

     NONTRANSFERABILITY. Options granted under the 2001 Plan, unless otherwise specified by the Board of Directors or the Committee, are not transferable or assignable, other than by will or the laws of descent and distribution and, during the lifetime of the holder. Options are exercisable only by the holder, unless otherwise specified by the Board of Directors or Committee.

     TERMINATION OF RELATIONSHIP. Except as the Board of Directors or the Committee may expressly determine otherwise, if the holder of an incentive option ceases to be employed by or to have another qualifying relationship (such as that of director) with the Company or any of its subsidiaries other than by reason of the holder's death or permanent disability, all incentive options granted to such holder under the 2001 Plan shall terminate 90 days after such termination. In the event of the death or permanent disability of the holder of an incentive option, the incentive option may be exercised to the extent that the holder might have exercised the option on the date of death or permanent disability for a period of up to 12 months following the date of death or permanent disability, unless by its terms the option expires before the end of such 12 month period.

     AMENDMENT AND TERMINATION OF THE 2001 PLAN. The Board of Directors may at any time and from time to time amend or terminate the 2001 Plan, but may not, without the approval of the stockholders of the Company representing a majority of the voting power present at a stockholders' meeting or represented and entitled to vote thereon, or by unanimous written consent of the stockholders, (i) increase the maximum number of shares of Common Stock subject to options which may be granted under the 2001 Plan, other than in connection with an equitable adjustment, (ii) change the class of employees eligible for incentive options, or (iii) make any material amendment under the 2001 Plan that must be approved by the Company's stockholders for the Board of Directors to be able to grant incentive options under the 2001 Plan. No amendment or termination of the 2001 Plan by the Board of Directors may alter or impair any of the rights under any option granted under the 2001 Plan without the holder's written consent.

     EFFECTIVE DATE AND TERM OF THE SEPTEMBER 2001 PLAN. Options may be granted under the 2001 Plan during its 10 year term, which commenced on August 1, 2001.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES.
---------------------------------------

     INCENTIVE OPTIONS. The Company believes that with respect to incentive options granted under the 2001 Plan, no income generally will be recognized by an optionee for federal income tax purposes at the time such an option is granted or at the time it is exercised. If the optionee makes no disposition of the shares so received within two years from the date the incentive option was granted and one year from the receipt of the shares pursuant to the exercise of the incentive option, the optionee will generally recognize long term capital gain or loss upon disposition of the shares.

     If the optionee disposes of shares acquired by exercise of an incentive option before the expiration of the applicable holding period, any amount realized from such a disqualifying disposition will be taxable as ordinary income in the year of disposition generally to the extent that the lesser of the fair market value of the shares on the date the option was exercised or the fair market value at the time of such disposition exceeds the exercise price. Any amount realized upon such a disposition in excess of the fair market value of the shares on the date of exercise generally will be treated as long term or short term capital gain, depending on the holding period of the shares. A disqualifying disposition will include the use of shares acquired upon exercise of an incentive option in satisfaction of the exercise price of another option prior to the satisfaction of the applicable holding period.

     The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an incentive option. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for federal income tax purposes equal to the amount taxable to the optionee as ordinary income in connection with such disqualifying disposition (assuming that such amount constitutes reasonable compensation).

     NONSTATUTORY OPTIONS. The Company believes that the grant of a nonstatutory option under the 2001 Plan will not be subject to federal income tax. Upon exercise, the optionee generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction for federal income tax purposes (assuming that such compensation is reasonable), in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Gain or loss on the subsequent sale of shares received on exercise of a nonstatutory option generally will be long term or short term capital gain or loss, depending on the holding period of the shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL 2001 STOCK OPTION PLAN.

                          PROPOSAL NUMBER FOUR

         APPROVAL OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE
                     COMPANY'S INDEPENDENT AUDITORS

     The Board of Directors is recommending the appointment of BDO Seidman, LLP as the Company's independent auditors. The Board has recommended this proposal because BDO Seidman, LLP was the independent auditors of Business Products, Inc. for at least the three fiscal years before the Merger and has significant knowledge and experience about the operations of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS

            CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
                   ACCOUNTING AND FINANCIAL DISCLOSURE

     On August 13, 2001, Allen, Gibbs & Houlik, L.C. resigned as the independent auditors of the Company. Allen, Gibbs & Houlik, L.C. acted as the independent auditors of the Company for the years ended September 30, 2000, 1999 and 1998. Allen, Gibbs & Houlik, L.C.'s reports on the Company's financial statements for the past three fiscal years ended September 30, did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

     The decision to change accountants was approved by the Company's Board of Directors.

     During the Company's two most recent fiscal years and subsequent interim period up to the date of the change in independent accountants, there were no disagreements with Allen, Gibbs & Houlik, L.C. on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, whether or not resolved to the satisfaction of Allen, Gibbs & Houlik, L.C., would have caused Allen, Gibbs & Houlik, L.C. to make a reference to the subject matter of the disagreement(s) in connection with its reports.

     On August 14, 2001 the Company engaged the accounting firm of BDO Seidman, LLP as the Company's independent accountants for the year ended September 30, 2001. During the Company's three most recent fiscal years and subsequent fiscal interim period up to the date of the engagement of BDO Seidman, LLP, the Company did not consult with BDO Seidman, LLP with regard to any matter concerning the application of accounting principles to any specific transactions, either planned or proposed, or the type of audit opinion that might be rendered with respect to the Company's financial statements.

     Representatives of BDO Seidman, LLP are expected to be present at the Meeting, have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed by Allen Gibbs & Houlik, L.C. for professional services rendered for the audit of the Company's annual financial statement for its most recent fiscal year was $8,000 and the revenues of the financial statements included in the Company's Forms 10-Q for that fiscal year were $4,715.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed for professional services by Allen Gibbs & Houlik, L.C. related to information technology during the Company's most recent fiscal year.

ALL OTHER FEES

     The aggregate fees billed by Allen Gibbs & Houlik, L.C. for services other than those listed above in the Company's most recent fiscal year was $21,106.


                   2000 ANNUAL REPORT TO STOCKHOLDERS


     INCLUDED WITH THIS PROXY STATEMENT IS THE COMPANY'S 2000 ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000. THE COMPANY WILL PROVIDE, WITHOUT CHARGE, AN ADDITIONAL COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000, AS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, UPON WRITTEN REQUEST TO K.K. CIRULI, SECRETARY, AT THE COMPANY AT ITS PRINCIPAL OFFICES, 8136 SOUTH GRANT WAY, LITTLETON, COLORADO, 80122. EACH SUCH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF SEPTEMBER 27, 2001 THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK. THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000 MAY BE OBTAINED BY ANY STOCKHOLDER UPON WRITTEN REQUEST TO MS. CIRULI. EACH PERSON MAKING ANY SUCH REQUEST WILL BE REQUIRED TO PAY A FEE OF $0.25 PER PAGE TO COVER THE COMPANY'S EXPENSES IN FURNISHING SUCH EXHIBITS.

                          STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the next annual meeting of the Company's stockholders, which because of the anticipated change in fiscal year end, is anticipated to be changed more than 30 days from the date of the previous year's annual meeting must be received by the Company within a reasonable time prior to the printing and mailing of the proxy statement for such meeting.

                         SOLICITATION OF PROXIES

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary to obtain a quorum, officers and regular employees of the Company may make solicitations of proxies by telephone or electronic facsimile or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

                             OTHER BUSINESS

     The Company's Board of Directors does not know of any matters to be presented at the Meeting other than the matters set forth herein.

                              BY ORDER OF THE BOARD OF DIRECTORS



Denver, Colorado              /s/ MICHAEL G. ST. JOHN

October 1, 2001               MICHAEL G. ST. JOHN, PRESIDENT

                                EXHIBIT A

                  ARTICLES OF AMENDMENT AND RESTATEMENT
                                   OF
                           RCS HOLDINGS, INC.


     RCS Holdings, Inc., a Colorado corporation, having its principal place of business at 8136 South Grant Way, Littleton, Colorado 80122
("Corporation") hereby certifies to the Secretary of State of Colorado that:

     FIRST: The Corporation desires to amend and restate its Articles of Incorporation as currently in effect as hereinafter provided.

     SECOND: The provisions set forth in these Articles of Amendment and Restatement supersede the original Articles of Incorporation as amended, of the Corporation. These Articles of Amendment and Restatement correctly set forth the provisions of the Articles of Incorporation, as amended, of the Corporation.

     THIRD: The Articles of Incorporation, as amended, of the Corporation are hereby amended by striking in their entirety Articles FIRST through ELEVENTH, inclusive, and by substituting in lieu thereof the following:

                                ARTICLE I
                                  NAME
                                  ----

     The name of the Corporation is RCS HOLDINGS, INC.

                               ARTICLE II
                                 OFFICE
                                 ------

     The principal place of business of the Corporation is located at 8136 South Grant Way, Littleton, Colorado 80122.

                               ARTICLE III
                           PURPOSE AND POWERS
                           ------------------

     The Corporation shall have and may exercise all of the rights, powers and privileges now or hereafter conferred upon corporations organized under the laws of the State of Colorado, and shall have and may exercise all powers necessary or convenient to effect any of the purposes for which the Corporation has been organized. The Corporation may conduct part or all of its business in any part of Colorado, the United States or the World and may hold, purchase, mortgage, lease and convey real and personal property in any such places.

                               ARTICLE IV
                            CAPITAL STRUCTURE
                            -----------------

     4.1 AUTHORIZED CAPITAL. The total number of shares which the Corporation is authorized to issue is 200,000,000 shares of no par value common stock ("Common Stock") and 5,000,000 shares of no par value preferred stock ("Preferred Stock").

     4.2 COMMON STOCK. All shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges. When and as dividends are declared on the Common Stock, whether payable in cash, in property or in securities of the Corporation, the holders of the Common Stock shall be entitled to share equally, share for share, in such dividends. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, after the payment in full of all amounts to which the holders of the Preferred Stock shall be entitled, the remaining assets of the Corporation to be distributed to the holders of the stock of the Corporation shall be distributed ratably among the holders of the shares of Common Stock. The holders of shares of the Common Stock shall be entitled to vote on all matters to be voted on by the shareholders of the Corporation. On all matters to be voted on by the holders of Common Stock, the holders shall be entitled to one vote for each share thereof held of record. Cumulative voting shall not be allowed in the election of directors or for any other purpose. All holders of Common Stock shall vote together as a single class on all matters as to which holders of Common Stock are entitled to vote.

     Unless otherwise ordered by a court of competent jurisdiction, at all meetings of shareholders 33-1/3% of the shares of a voting group entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum of that voting group. Without the affirmative vote of the holders of record of a majority of all of the shares of the Common Stock outstanding and the approval of a majority of all of the directors of the Corporation (with any fractional number of directors resulting from application of such percentage rounded up to the nearest whole number):

          (a) the Corporation shall not, directly or indirectly, consolidate with or merge into or with any other person or entity, except that any subsidiary may consolidate with or merge into or with the Corporation under the provisions of Section 7-111-104(1) of the Colorado Business Corporation Act;

          (b) the Corporation shall not, directly or indirectly, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any person or entity, whether in a single transaction or a series or related transactions, except that any subsidiary of the Corporation may at any time or from time to time convey, transfer, lease or otherwise dispose of all or any of its properties and assets to the Corporation or any wholly owned subsidiary of the Corporation; and

          (c) the Corporation shall not amend or otherwise modify or repeal any of the provisions of these Articles Incorporation.

     The holders of Common Stock shall have no preemptive rights to subscribe to any or all additional issues of Common Stock or any securities of the Corporation convertible into Common Stock.

     4.3 PREFERRED STOCK. Shares of Preferred Stock may be issued from time to time by the board of directors in one or more series, without shareholder approval as provided below. Subject to the provisions hereof and the limitations prescribed by law, the board of directors is expressly authorized, by adopting resolutions providing for the issuance of shares of any particular series and, if and to the extent from time to time required by law, by filing with the Colorado Secretary of State a certificate setting forth the resolutions so adopted pursuant to the Colorado Business Corporation Act, to establish the number of shares to be included in each such series and to fix the designation and relative powers, including voting powers, preferences, relative participating, optional and other rights, qualifications, limitations and restrictions thereof relating to the shares of each such series. The authority of the board of directors with respect to each series shall include, but not be limited to, determination of the following:

          (i) the distinctive serial designation of such series and the number of shares constituting such series;

          (ii) the annual dividend rate on shares of such series, if any, whether dividends shall be cumulative and, if so, from which date or dates;

          (iii) whether the shares of such series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon and after which such shares shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          (iv) the obligation, if any, of the Corporation to retire shares of such series pursuant to a sinking fund;

          (v) whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

          (vi) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights;

          (vii) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation; and

          (viii) any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to such series.

     All shares of Preferred Stock of any one series shall be identical in all respects with all shares of such series, except that shares of any one series issued at different times may differ as to the dates from which any dividends thereon shall be payable and, if cumulative, shall cumulate.

     Unless otherwise provided in a resolution of the board of directors providing for the issuance thereof, the number of authorized shares of any series of any Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution of the board of directors and appropriate filing and recording to the extent required by the Colorado Business Corporation Act. In any case the number of shares of any such series of Preferred Stock shall be decreased, the shares representing such decrease shall resume the status of authorized but unissued shares of Preferred Stock, undesignated as to series, and may be reissued as part of such series or as part of any other series of Preferred Stock.

     Unless otherwise provided in a resolution of the board of directors providing for the issuance thereof, shares of any series of Preferred Stock that shall be issued and thereafter acquired by the Corporation through purchase, redemption (whether through the operation of a sinking fund or otherwise), conversion, exchange, or otherwise shall have the status of authorized and unissued shares of Preferred Stock, undesignated as to series, and may be reissued as part of such series or as part of any other series of Preferred Stock.

                                ARTICLE V
                           BOARD OF DIRECTORS
                           ------------------

     The corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of a board of directors. The number of directors to constitute the whole board of directors shall be such number as shall be fixed from time to time by resolution of the board of directors adopted by such vote as may be required in the bylaws, but shall not be less than three. In case of any vacancies, by reason of an increase in the number of directors or otherwise, each additional director may be elected by a majority of the directors then in office, even though less than a quorum of the board of directors, to serve until the end of the term he is elected to fill and until his successor shall have been elected and qualified [in the class to which such director is assigned] and for the term or remainder of the term of such class. Directors shall continue in office until others are chosen and qualified in their stead.

                               ARTICLE VI
                           SHAREHOLDER ACTION
                           ------------------

     All actions required or permitted to be taken by the shareholders of the Corporation at a duly called annual or special meeting of shareholders of the Corporation and may be effected by a consent in writing by all of such shareholders.

                               ARTICLE VII
                           AMENDMENT OF BYLAWS
                           -------------------

     In furtherance and not in limitation of the power conferred upon the board of directors by law, the board of directors shall have power to adopt, amend, alter and repeal from time to time the bylaws of the Corporation by majority vote of all directors except that any provision of the bylaws requiring, for board action, a vote of greater than a majority of the board shall not be amended, altered or repealed except by 66-2/3% of all of the directors of the Corporation (with any fractional number of directors resulting from application of such percentage rounded up to the nearest whole number).

                              ARTICLE VIII
                 AMENDMENT OF ARTICLES OF INCORPORATION
                 --------------------------------------

     The Corporation reserves the right to amend these Articles of Incorporation in any manner provided herein or permitted by the Colorado Business Corporation Act and all rights and powers conferred herein on shareholders, directors and officers, if any, are subject to this reserved power.

                               ARTICLE IX
                    LIMITATION OF DIRECTOR LIABILITY
                    --------------------------------

     A director of the Corporation shall not be personally liable to the Corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director. However, this provision shall not eliminate or limit the liability of a director to the Corporation or to its shareholders for monetary damages otherwise existing for (i) any breach of the director's duty of loyalty to the Corporation or to its shareholders;
(ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) acts specified in Section 7-108-403 of the Colorado Business Corporation Act, as it may be amended from time-to-time; or (iv) any transaction from which the director, directly or indirectly derived any improper personal benefit. If the Colorado Business Corporation Act is hereafter amended to eliminate or limit further the liability of a director, in addition to the elimination and limitation of liability provided by the proceeding sentence, the liability of each director shall be eliminated or limited to the fullest extent permitted by the Colorado Business Corporation Act as so amended. Any repeal or modification of this Article shall not adversely affect any right or protection of a director of the Corporation under this Article as in affect immediately prior to such repeal or modification, with respect to any liability that would have accrued, but for this Article, prior to such repeal or modification. Nothing contained in this Article will be construed to deprive any director of the director's right to all defenses ordinarily available to a director, nor will anything in this Article be construed to deprive any director of any right the director may have for contribution from any other director or other person.

                                ARTICLE X
                             INDEMNIFICATION
                             ---------------

     The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation and the same are in furtherance of and not in limitation or exclusion of the powers conferred by law.

     10.1 INDEMNIFICATION. The Corporation shall, to the fullest extent permitted by the Colorado Business Corporation Act, indemnify any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, by reason of the fact that he or she is or was a director, officer, fiduciary or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, fiduciary or agent of any other foreign or domestic corporation or of any partnership, joint venture, trust, other enterprise or employee benefit plan. The right of indemnification shall inure to the benefit of the heirs, executors, administrators and personal representatives of such person. The Corporation shall have the right, in its sole discretion, to indemnify any other person to the fullest extent allowed by the laws of the State of Colorado, except as may be limited by the Bylaws as are from time to time in effect.

     10.2 INSURANCE. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the Colorado Business Corporation Act.

     10.3 CONFLICTING INTEREST TRANSACTIONS. As used in this paragraph, "conflicting interest transaction" means any of the following: (i) a loan or other assistance by the Corporation to a director of the Corporation or to an entity in which a director of the Corporation is a director or officer or has a financial interest; (ii) a guaranty by the Corporation of an obligation of a director of the Corporation or of an obligation of an entity in which a director of the Corporation is a director or officer or has a financial interest; or (iii) a contract or transaction between the Corporation and a director of the Corporation or between the Corporation and an entity in which a director of the Corporation is a director or officer or has a financial interest. No conflicting interest transaction shall be void or voidable, be enjoined, be set aside or give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the Corporation solely because the conflicting interest transaction involves a director of the Corporation or an entity in which a director of the Corporation is a director or officer or has a financial interest or solely because the director is present at or participates in the meeting of the Corporation's board of directors or of the committee of the board of directors which authorizes, approves or ratifies a conflicting interest transaction or solely because the director's vote is counted for such purpose if: (A) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the board of directors or the committee and the board of directors or committee in good faith authorizes, approves or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; (B) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the shareholders entitled to vote thereon and the conflicting interest transaction is specifically authorized, approved or ratified in good faith by a vote of the shareholders; or (C) the conflicting interest transaction is fair as to the Corporation. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee that authorizes, approves or ratifies the conflicting interest transaction.

     10.4 LOANS AND GUARANTIES FOR THE BENEFIT OF DIRECTORS. Neither the board of directors nor any committee thereof shall authorize a loan by the Corporation to a director of the Corporation or to an entity in which a director of the Corporation is a director or office or has a financial interest or authorize a guaranty by the Corporation of an obligation of a director of the Corporation or of an obligation of an entity in which a director of the Corporation is a director or officer or has a financial interest, until at least 10 days after written notice of the proposed authorization of the loan or guaranty has been given to the shareholders who would be entitled to vote thereon if the issue of the loan or guaranty were submitted to a vote of the shareholders. The requirements of this paragraph 10.4 are in addition to, and not in substitution for, the provisions of Section 10.3.

     10.5 NEGATION OF EQUITABLE INTERESTS IN SHARES OR RIGHTS. Unless a person is recognized as a shareholder through procedures established by the Corporation pursuant to Section 7-107-204 of the Colorado Business Corporation Act or any similar law, the Corporation shall be entitled to treat the registered holder of any shares of the Corporation as the owner thereof for all purposes permitted by the Colorado Business Corporation Act including, without limitation, all rights deriving from such shares, and the Corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares on the part of any other person including, without limitation, a purchaser, assignee or transferee of such shares, unless and until such other person becomes the registered holder of such shares or is recognized as such, whether or not the Corporation shall have either actual or constructive notice of the claimed interest of such other person. By way of example and not of limitation, until such other person has become the registered holder of such shares or is recognized pursuant to Section 7-107-204 of the Colorado Business Corporation Act or any similar applicable law, such person shall not be entitled: (i) to receive notice of the meetings of the shareholders; (ii) to vote at such meetings; (iii) to examine a list of the shareholders; (iv) to be paid dividends or other distributions payable to shareholders; or (v) to own, enjoy and exercise any other rights deriving from such shares against the Corporation. Nothing contained herein will be construed to deprive any beneficial shareholder, as defined in Section 7-113-101(1) of the Colorado Business Corporation Act, as amended from time to time, of any right such beneficial shareholder may have pursuant to
Article 113 of the Colorado Business Corporation Act or any similar law subsequently enacted.

     FOURTH: By written informal action, unanimously taken by the Board of Directors of the Corporation, pursuant to and in accordance with Section 7-108-202 of the Colorado Business Corporation Act, the Board of Directors of the Corporation duly advised the foregoing Articles of Amendment and Restatement, and by vote taken by the shareholders of the Corporation, the shareholders of the Corporation duly approved said Articles of Amendment and Restatement. The effective date of the directors' written informal action is _______________, 2001 and the effective date of the shareholders' vote is _________________, 2001.

     FIFTH:     The number of votes cast for the amendments contained in
these Restated and Amended Articles of Incorporation by each voting group entitled to vote separately on the amendments was sufficient for approval by that voting group.

     IN WITNESS WHEREOF, RCS Holdings, Inc. has caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on this _____ day of __________________, 2001, and its President acknowledges that these Articles of Amendment and Restatement are the act and deed of RCS Holdings, Inc., and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information, and belief.

ATTEST:                            RCS HOLDINGS, INC.


_____________________________      ____________________________________
K. K. Circuli, Secretary           Michael G. St. John, President

                                EXHIBIT B

                           RCS HOLDINGS, INC.

                         2001 STOCK OPTION PLAN

                  Adopted by the Board: August 1, 2001

              Adopted by the Stockholders: November 1, 2001

                               ARTICLE 1.
                                 PURPOSE

     1.1. The purpose of the Plan is to provide a means by which selected Employees, Directors and Consultants of the Company, may be given an opportunity to benefit from increases in value of the Common Stock of the Company through the grant of Options.

     1.2. The Company, by means of the Plan, seeks to retain the services of persons who are Employees or Directors of or Consultants to the Company, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives to such persons to exert maximum efforts for the success of the Company.

     1.3. All Options granted under the Plan shall be separately designated as Incentive Stock Options or Non-statutory Stock Options at the time of grant, and in such form as issued pursuant to Article 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

                               ARTICLE 2.
                               DEFINITIONS

     2.1. "ACCELERATED AMOUNT" has the meaning set forth in Section 11.2.

     2.2. "ACT" means the Securities Act of 1933, as amended.

     2.3. "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     2.4. "BOARD" means the Board of Directors of the Company.

     2.5. "CODE" means the Internal Revenue Code of 1986, as amended.

     2.6. "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3.3 of the Plan.

     2.7. "COMMON STOCK" means shares of the Company's no par value common stock.

     2.8. "COMPANY" means RCS Holdings, Inc., a Colorado Corporation.

     2.9. "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services as an independent contractor and who is compensated for such services, provided that the term
 Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     2.10. "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means that the provision of services to the Company or an Affiliate in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Affiliate, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the person remains in the service of the Company, Affiliate or successor in any capacity of Employee, Director or Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. The Board, in its sole discretion, shall in all cases determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted or terminated.

     2.11. "COVERED EMPLOYEE" means any person who, on the last day of the taxable year, is the chief executive officer (or is acting in such capacity) or is among the four most highly compensated officers (other than the chief executive officer) of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     2.12.     "DIRECTOR" means a member of the Board.

     2.13. "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company as determined under the rules contained in Code Section 3402. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient by itself to constitute "employment" by the Company.

     2.14. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     2.15. "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock of the Company determined as follows.

     2.15.1. If the Common Stock is listed on any established stock exchange or national quotation system, including without limitation the Nasdaq Stock Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the average of the closing ask and the closing bid prices, if no such sales were reported) as quoted on such quotation system or exchange (or the exchange or quotation system with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Board deems reliable; and

     2.15.2 In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

     2.16. "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     2.17. "NON-EMPLOYEE DIRECTOR" means a Director who is not currently an officer (as defined in Rule I 6a- 1(f) under the Exchange Act) or an Employee of the Company or any parent or subsidiary of the Company and who meets the other requirements of Rule I 6b-3(b)(3)(i) under the Exchange Act, as it may be amended from time to time.

     2.18. "NON-STATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

     2.19. "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     2.20.     "OPTION" means a stock option granted pursuant to the Plan.

     2.21. "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     2.22. "OPTION FORFEITURE DATE" shall be the date on which Unvested Options are no longer exercisable under the terms of this Plan or any Option Agreement.

     2.23. "OPTIONEE" means an Employee, Director or Consultant, or their transferees, who holds an outstanding Option.

     2.24. "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation") (within the meaning of Treasury regulations promulgated under Section 162(m) of the
Code), (ii) is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan) during the taxable year, (iii) has not been an officer of the Company or an "affiliated corporation" at any time,
(iv) is not currently receiving direct or indirect remuneration (including any payment in exchange for goods or services) from the Company or an affiliated corporation" in any capacity other than as a Director, or (v) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code and the regulations promulgated thereunder.

     2.25.     "PLAN" means this Rush Creek Solutions, Inc. 2001 Stock
Option Plan.

     2.26.     "RE-LOAD OPTION" has the meaning set forth in Section 6.12.

     2.27. "REPORTING PERSON" means an officer or director of the Company or "ten percent (10%) beneficial owner" of the Company's equity securities within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

     2.28. "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     2.29. "UNVESTED OPTIONS" means Options which have not vested in accordance with the terms of this Plan and any Option Agreement.

     2.30.     "VEST" has the meaning set forth in Section 6.3.

     2.31.     "EARLY EXERCISE" shall have the meaning set forth in Section
6.7.

                               ARTICLE 3.
                             ADMINISTRATION

     3.1. The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3.3.

     3.2. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan.

     3.2.1 To determine, in its sole discretion, from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether it will be an Incentive Stock Option or a Non-Statutory Stock Option, or a combination of the foregoing; the provisions of each Option granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to an Option; and the number of shares with respect to which an Option shall be granted to each such person.

     3.2.2 To construe and interpret, in its sole discretion, the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

     3.2.3     To amend the Plan or an Option as provided in Article 12.

     3.2.4 Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

All decisions, determinations and interpretations of the Board shall be final, binding and conclusive on all Optionees and other holders (including transferees) of Options under the Plan.

     3.3. The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) of its members (the 'Committee'), all of the members of which Committee shall be "disinterested persons" under the Exchange Act and may also be, in the discretion of the

Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons or to a committee of one or more members of the Board and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. Notwithstanding anything in this Article 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (i) are not then subject to Section 16 of the Exchange Act and/or (ii) are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (B) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code.

     3.4. Any requirement that an administrator of the Plan be a "disinterested person" shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or the Committee expressly declares that such requirement shall not apply. Any "disinterested person" shall otherwise comply with the requirements of Rule 16b-3.

                               ARTICLE 4.
                       SHARES SUBJECT TO THE PLAN

     4.1. Subject to the provisions of Article 11 relating to adjustments upon changes in stock, the amount of stock that may be issued pursuant to Options shall not exceed in the aggregate 3,000,000 shares of the Common Stock. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares not acquired underlying such Option shall revert' to and again become available for issuance under the Plan.

     4.2. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

                               ARTICLE 5.
                               ELIGIBILITY

     5.1. Incentive Stock Options may be granted only to Employees (including Directors who are also Employees of the Company). Non-Statutory Stock Options may be granted only to Employees, Non-Employee Directors or Consultants.

     5.2. No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of any of its Affiliates (a "Ten Percent Stockholder"), unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

     5.3. To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Statutory Stock Options.

     5.4. Subject to the provisions of Article 11 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than five hundred thousand (500,000) shares of the Common Stock in any calendar year.

                               ARTICLE 6.
                            TERMS OF OPTIONS

     6.1. Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof or as specifically set forth in the Option Agreement (or otherwise) the substance of each of the following provisions.

     6.1.1 TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted. However, In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, is a Ten Percent Stockholder (as described in subsection 5.2), the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     6.1.2 Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Non-Statutory Stock Option shall be at the price determined by the Board. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Non-Statutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Options granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     6.1.3 CONSIDERATION. The purchase price of stock acquired pursuant to an Option (the "purchase Price") shall be paid, to the extent permitted by applicable statutes and regulations, either:

          i.   in cash o check at the time the Option is exercised, or

          ii. as set forth in the Option Agreement (or in the case of a Non-Statutory Stock/Option, as subsequently determined in the discretion of the Board or the Committee):

               a. in shares of Common Stock duly endorsed over to the Company (which shares shall have been owned by the Option holder/for at least six (6) months prior to such exercise and, for purposes of this paragraph, be valued at their Fair Market Value as of the/business day immediately preceding the date of such exercise);

               b. by written direction to an authorized broker to sell the shares of Common Stock purchased pursuant to such exercise immediately for the account of the Option holder and pay an appropriate portion of the proceeds thereof to the Company; or

               c. any combination of such methods of payment which together amount to the full exercise price of the shares purchased pursuant to the exercise of the Option.

For purposes of this section 6.1 c, the Purchase Price shall include the amount of the full exercise price of the shares purchased pursuant to the exercise of the Option plus the minimum amount, if any, of any applicable taxes which the Company is required to withhold.

     6.2 TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Optionee only by such Optionee or by his attorney-in-fact or conservator, unless such exercise by the attorney-in-fact or the conservator of the Optionee would disqualify the Incentive Stock Option as such. Unless the Board otherwise specifies, a Non-Statutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by such person or by his attorney-in-fact or conservator. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     6.3. VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. Unless otherwise specified in an Option Agreement, the shares of stock underlying an Option grant shall vest in four equal amounts: the first installment will be first exercisable on the six (6)-month anniversary of the option grant date and each succeeding installment will be first exercisable one (1) year from the date that the immediately preceding installment became exercisable. Any vesting schedule can be accelerated in the discretion of the Board, unless otherwise specified in the Option Agreement.

     6.4. TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS AN EMPLOYEE, DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of
(i) the date ninety (90) days after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or in the case of a Non-Statutory Stock Option, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement or in this Plan, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. The above terms shall apply only if the specific Option grant is silent on the above issues; however, a specific Option grant may provide for different terms in the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability).

     6.5. DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, as defined in Section 22(e)(3) of the Code, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or in the case of a Non-Statutory Stock Option, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. The above terms shall apply only if the specific Option grant is silent on the above issues; however, a specific Option grant may provide for different terms in the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability.

     6.6. DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionees Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6.4, but only within the period ending on the earlier of(i) the date twelve (12) months following the date of death (or in the case of a Non-Statutory Stock Option, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. The above terms shall apply only if the specific Option grant is silent on the above issues; however, a specific Option grant may provide for different terms in the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's death.

     6.7. EARLY EXERCISE. The Option Agreement may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company and to any other restriction the Board determines to be appropriate. The terms and conditions of such repurchase right shall be as follows.

     6.7.1 The purchase price to be paid by the Company shall be the exercise price paid for the shares by the Optionee on Early Exercise.

     6.7.2 The right to repurchase shall commence on the Optionee's Option Forfeiture Date, and shall terminate ninety (90) days after such event.

     6.7.3 The number of shares subject to repurchase shall be equal to the number of shares which would be represented by Unvested Options on the Option Forfeiture Date if the Optionee had not made an Early Exercise of the Options. Any such exercise 'under this Section 6.10 with respect to an Incentive Stock Option is subject to the provisions of Section 5.3.

     6.8. RE-LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event 'the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the stock on the date of exercise of the original Option which gives rise to the Re-Load Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a Ten Percent Stockholder (as described in subsection 5.2) shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock on the date of exercise of the original Option which gives rise to the Re-Load Option and shall have a term which is no longer than five (5) years. Any such Re-Load Option may be an Incentive Stock Option or a Non-Statutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; PROVIDED, HOWEVER, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in 5.3 of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any Re-Load Option shall be subject to the availability of sufficient shares under 4.1 and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

                               ARTICLE 7.
                  CANCELLATION AND RE-GRANT OF OPTIONS

     7.1. The Board or the Committee shall have the authority to effect, at any time and from time to time, the repricing of any outstanding Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different amount of shares of stock, having an exercise price per share as determined by the Board equal to or greater than the Fair Market Value in the case of an Incentive Stock Option, or, in the case of a Ten Percent Stockholder (as described in Section 5.2), not less than one hundred ten percent (110%) of the Fair Market Value per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option with an exercise price lower than that set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code or pursuant to a Non-Statutory Option.

                               ARTICLE 8.
                        COVENANTS OF THE COMPANY

     8.1. During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

     8.2. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; PROVIDED, HOWEVER, that this undertaking shall not require the Company to register under the Act, either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

                               ARTICLE 9.
                USE OF PROCEEDS FROM EXERCISE OF OPTIONS

     Proceeds from the exercise of Options shall constitute general funds of the Company.

                               ARTICLE 10.
                              MISCELLANEOUS

     10.1. The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest notwithstanding the provisions in the Option Agreement stating the time at which it may first be exercised or the time during which it will vest.

     10.2. Neither an Employee, Director or Consultant nor any person to whom an Option may be transferred shall be deemed to be the holder of, or to have any of the rights 'of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise, which can include an Early Exercise, of the Option pursuant to its terms and the Company has issued such shares.

     10.3. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director or Consultant or other holder of Options or Common Stock issued upon exercise of Options any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, the right of the Company's Board of Directors and/or the Company's stockholders to remove any

Director pursuant to the terms of the Company's Certificate of Incorporation and By-Laws and the provisions of Colorado Law, or the right to terminate the relationship of any Consultant with the Company or its Affiliates.

     10.4. The Company may require any person to whom an Option is granted, or any person to whom an Option is transferred as a condition of exercising or acquiring stock underlying any Option, (i) to give written assurances satisfactory to the Company, or counsel for the Company, as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company, or counsel for the Company, who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; (ii) to give written assurances satisfactory to the Company, or counsel for the company, stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock; (iii) restrict the transferability of such shares and require a legend to be endorsed on the certificates representing the shares, as appropriate to reflect resale restrictions, if any, imposed by the Board pursuant to the Option when granted, or as appropriate to comply with any applicable state or federal securities laws, rules or regulations; and (iv) condition the exercise of an Option or the issuance and delivery of shares upon the listing, registration or qualification of such shares upon a securities exchange or quotation system or under applicable securities laws. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     10.5. If the Company or its Affiliates shall be required to withhold any amounts by reason of federal, state or local tax laws, rules or regulations, in respect of the issuance of Options or shares of stock pursuant to the Plan, the Company or such Affiliates shall be entitled to deduct and withhold such amounts from any cash payments to be made to the Optionee (or its transferee, if different). In any event, such person shall promptly make available to the Company or such Affiliate, when requested by the Company or such Affiliate, sufficient funds to meet the requirements of such withholding, and the Company or such Affiliate shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company or such Affiliate from any funds or property due or to become due to such person. Any surrender by a Reporting Person of previously owned shares to satisfy tax withholding obligations arising upon exercise of an Option must comply with the provisions of Rule l6b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     10.6. To the extent provided by the terms of an Option Agreement, the person to whom an Option is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the stock otherwise issuable to the Optionee as a result of the exercise or acquisition of stock underlying the Option; or (iii) delivering to the Company unencumbered shares of the Company's stock owned by the person acquiring the stock.

     10.7. The Company shall not be required to issue fractional shares pursuant to this Plan and, accordingly, an Optionee may be awarded or required to purchase only whole shares.

     10.8. The Plan and all determinations made and actions taken hereunder, to the extent not otherwise governed by the Code or laws of the United States, shall be governed by the laws of the State of Colorado and construed accordingly, without reference to the conflict of laws principles.

                               ARTICLE 11.
                   ADJUSTMENTS UPON CHANGES IN STOCK.

     11.1. If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan, and the outstanding Options will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Options. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction not involving the receipt of consideration by the Company.)

     11.2. In the event: (i) of a dissolution, liquidation or sale of all or substantially all of the assets of the Company; or (ii) that the Company's stockholders immediately prior to a merger or other transaction own less than fifty percent (50%) of the voting or capital stock of the resulting or surviving entity after the merger or other transaction, then all of the then unvested Options (the "Accelerated Amount") held by persons then performing services as Employees, Director or Consultants shall be accelerated so that such persons have the reasonable opportunity to obtain the benefits of such Options. The remaining portion of such Options shall terminate and the Accelerated Amount shall terminate if not exercised prior to such event or such reasonable opportunity to exercise such Options.

                               ARTICLE 12.
                    AMENDMENT OF THE PLAN AND OPTIONS

     12.1 The Board at any time, and from time to time, may amend the Plan. However, except as provided in Article 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

     * increase the number of shares reserved for Options under the Plan;

     * modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of
          Section 422 of the Code); or

     * modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule I 6b-3.

     12.2 The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     12.3. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     12.4. Rights and obligations under any Option granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless such person consents in writing.

     12.5. The Board at any time, and from time to time, may amend the terms of any one or more Option; provided, however, that the rights and obligations under any Option shall not be materially impaired by any such amendment unless such person consents in writing.

     12.6. The Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Options which qualify for beneficial treatment under such rules without stockholder approval. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for such right, be eligible for such accounting treatment, the Board or the Committee may modify or adjust such right so that pooling of interest accounting is available and confer a different economic benefit reasonably comparable in value.

                               ARTICLE 13.
                  TERMINATION OR SUSPENSION OF THE PLAN

     13.1. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 31, 2010, or within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

     13.2. Rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

                               ARTICLE 14.
                         EFFECTIVE DATE OF PLAN

     14.1. The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be obtained within twelve (12) months before or after the date the Plan is adopted by the Board.

                               ARTICLE 15.
              LOCK-UP IN THE EVENT OF REGISTERED OFFERINGS

     Each Option Agreement will contain a provision wherein the Optionee covenants and agrees that in the event of a proposed registered public offering of the Common Stock, (i) such holder (including transferees) of Common Stock, including Common Stock issued by the exercise of Options granted under this Plan, upon receipt of a written request by the Company or by its underwriters, shall not sell, sell short, grant an option to buy, or otherwise dispose of the any shares of the Common Stock or other securities of the Company (except for any such shares included in the registration) for a period of one hundred eighty (180) days following the effective date of the registration of the Company's securities, unless otherwise agreed to in writing by the Company or its underwriters, and (ii) all such persons shall execute such documents as the Company or its underwriters may request relating to such transfer restrictions. Additionally, the Option Agreements will contain a provision that allows the Company to impose stop-transfer instructions with respect to the shares subject to the foregoing restriction until the end of said 180-day period.

                              RUSH CREEK SOLUTIONS, INC.



                              By: ___________________________________

                              Title: ________________________________

                                  PROXY

                           RCS HOLDINGS, INC.
                PROXY SOLICITED BY THE BOARD OF DIRECTORS
                 FOR THE SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD NOVEMBER 1, 2001



     The undersigned hereby appoints Michael G. St. John and K. K.
Ciruli, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of no par value common stock ("Common Stock") of RCS Holdings, Inc. (the "Company") at the Special Meeting of Stockholders (the "Meeting") to be held in the Board Room of Dorsey & Whitney LLP, 370 Seventeenth Street, 47th Floor, Denver, Colorado 80202 on November 1, 2001 at 10:00 a.m. Mountain Time, and at all adjournment(s) thereof for the following purposes:


     1.   Election of Directors;

          [  ] FOR THE DIRECTOR         [  ] WITHHOLD AUTHORITY TO VOTE
               NOMINEES LISTED BELOW         FOR ALL NOMINEES LISTED
               (EXCEPT AS MARKED TO
               THE CONTRARY BELOW)

     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

               Michael G. St. John           Scott Swenson
               David A. Zeleniak
               William Dews


     2. Proposal to adopt the Amended and Restated Articles of Incorporation of the Company;

          [  ] FOR       [  ] AGAINST        [  ] ABSTAIN FROM VOTING

     3.   Proposal to adopt the 2001 Stock Option Plan; and

          [  ] FOR       [  ] AGAINST        [  ] ABSTAIN FROM VOTING

     4. Proposal to appoint BDO Seidman, LLP as the Company's independent auditors.


          [  ] FOR       [  ] AGAINST        [  ] ABSTAIN FROM VOTING

     The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorneys and proxies lawfully may do by virtue hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING FOR THE ELECTION OF THE DIRECTORS AND FOR THE OTHER ITEMS LISTED ABOVE.

     It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Special Meeting of Stockholders to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders, and the Proxy Statement and Annual Report on Form 10-KSB furnished therewith.

                                   Dated and Signed:

                                   ________________________________, 2001

                                   ______________________________________

                                   ______________________________________

                                   Signature(s) should agree with the
                                   name(s) stenciled hereon.  Executors,
                                   administrators, trustee, guardians and
                                   attorneys should so indicate when
                                   signing.  Attorneys should submit
                                   powers of attorney.



                                    2